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                                                                    EXHIBIT 10.8


            AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT

        THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is made and entered into as of June 17, 2005, by and among MILLER INDUSTRIES, INC., a Tennessee corporation ("MILLER"), and MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation and wholly owned subsidiary of Miller ("MILLER TOWING") (Miller and Miller Towing may be referred to herein individually as a "BORROWER" and together as the "Borrowers"), and WILLIAM G. MILLER as successor Agent to Harbourside Investments, LLLP (in such capacity, the "AGENT") for the Lenders from time to time under the Credit Agreement (as defined below) and as sole lender (the "LENDER").

                              W I T N E S S E T H:

        WHEREAS, the Borrowers entered into that certain Amended and Restated Credit Agreement dated as of July 23, 2001 with the Lenders signatory thereto and Bank of America, N.A. as initial agent for the lenders thereunder (the "ORIGINAL AGENT"), as amended and modified prior to the date hereof pursuant to
(i) that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of April 12, 2002, among Borrowers, certain Subsidiaries of Borrowers, the Original Agent, Bank of America, N.A., Wachovia Bank, N.A., AmSouth Bank and SunTrust Bank, (ii) that certain letter agreement dated November 19, 2003, by Contrarian Funds, LLC ("CONTRARIAN") and Bank of America, N.A., (iii) that certain Amendment No. 3 to Amended and Restated Credit Agreement dated as of January 14, 2004, among Borrowers, certain Subsidiaries of Borrowers, Contrarian Funds, LLC as successor agent to the Original Agent and a lender and Harbourside Investments, LLLP, a Georgia limited liability limited partnership ("HARBOURSIDE") as a Lender, and (iv) that certain Amendment No. 4 to Amended and Restated Credit Agreement dated as of November 5, 2004, among Borrowers, certain Subsidiaries of Borrowers and Harbourside as successor agent to Contrarian and as a lender (as so amended and modified prior to the date hereof, the "ORIGINAL CREDIT Agreement"); and

        WHEREAS, the outstanding principal amount of the original term loan owing by the Borrowers to the Lender immediately prior to the effectiveness of this Amendment is $4,293,217.14 (such term loan is referred to herein as the "EXISTING TERM LOAN"); and

        WHEREAS, the Borrowers have requested and, subject to the terms and conditions set forth herein, the Lender has agreed to make a new term loan to the Borrowers on the date of this Amendment in the aggregate principal amount of $5,706,782.86 (such term loan is referred to herein as the "NEW TERM LOAN"), the proceeds of which are to be used by Borrowers to repay a portion of the outstanding loans owing to CIT Group/Business Credit, Inc. ("CIT GROUP") as lender, and to William G. Miller as a participant in a portion of the outstanding loans advanced to the Borrowers and certain of their Subsidiaries, under that certain Credit Agreement dated as of July 23, 2001, among the lenders party thereto, CIT Group, as administrative agent, and the Borrowers and certain of their Subsidiaries, as amended (as so amended, the "CIT CREDIT AGREEMENT").

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        WHEREAS, Borrowers have requested that the terms of the Original Credit
Agreement and the Loan Documents be further amended in the manner set forth herein, and the Agent and the sole Lender, subject to the terms and conditions contained herein, have agreed to such amendments as set forth below.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. DEFINITIONS. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the definitions provided therefor in the Original Credit Agreement.

        2. AMENDMENTS TO ORIGINAL CREDIT AGREEMENT AND LOAN DOCUMENTS. Subject to the conditions hereof, the Original Credit Agreement and the other Loan Documents are hereby amended, effective as of the date hereof, as follows:

        A. SECTION 1.1 of the Original Credit Agreement is hereby amended by adding the following new definitions:

                "CIT CREDIT AGREEMENT" has the meaning set forth in the recitals to the Fifth Amendment.

                "CIT GROUP" has the meaning set forth in the recitals to the Fifth Amendment.

                "CONTINUING SUBSIDIARY(IES)" means any Subsidiary that is not a Discontinued Subsidiary.

                "DISCONTINUED SUBSIDIARY" means each Subsidiary set forth on
SCHEDULE 1 to the Fifth Amendment.

                "EXISTING TERM LOAN" has the meaning set forth in the recitals to the Fifth Amendment.

                "FIFTH AMENDMENT" means that certain Amendment No. 5 to Amended and Restated Credit Agreement dated as of the Fifth Amendment Effective Date, among the Borrowers and William G. Miller as successor Agent and sole Lender.

                "FIFTH AMENDMENT EFFECTIVE DATE" means June 17, 2005.

                "NEW TERM LOAN" has the meaning set forth in the recitals to the Fifth Amendment.

                "NEW TERM NOTE" means that certain Promissory Note dated June 17, 2005 issued by Borrowers to William G. Miller in the aggregate principal amount of the Existing Term Loan and the New Term Loan.

        B. SECTION 1.1 of the Original Credit Agreement is hereby further amended by deleting the definitions of "Base Rate", "Default Rate", "Eligible Assignee", "Intercreditor

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Agreement", "Notes", "Senior Credit Agreement", "Senior Facility", "Senior
Lenders", "Stated Termination Date" and "Term Loan", and replacing said definitions with the following new definitions to read in their entirety as follows:

                "BASE RATE" means 9% per annum.

                "DEFAULT RATE" means the lesser of (i) a rate of interest per annum which shall be 2% above the Base Rate, and (ii) the maximum rate permitted by applicable law.

                "ELIGIBLE ASSIGNEE" means (i) a Lender; (ii) an affiliate or Approved Fund of a Lender; and (iii) any other Person approved by the Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 11.1, approved by Miller; PROVIDED, HOWEVER, that either Miller or an affiliate of Miller may qualify as an Eligible Assignee.

                "INTERCREDITOR AGREEMENT" means that certain Intercreditor and Subordination Agreement dated as the Fifth Amendment Effective Date by and among the Agent, for the benefit of itself and the Lenders and the Senior Lender, as amended, modified, restated or supplemented from time to time.

                "NOTES" means the New Term Note, together with any promissory notes from time to time issued in replacement or substitution thereof.

                "SENIOR CREDIT AGREEMENT" means that certain Credit Agreement dated as of the Fifth Amendment Effective Date between Miller and Senior Lender, as amended, restated, modified or supplemented from time to time.

                "SENIOR FACILITY" means the revolving credit and term loan facilities made available to Miller under the Senior Credit Agreement.

                "SENIOR LENDER(S)" means Wachovia Bank, National Association, as lender under the Senior Credit Agreement, together with its successors and permitted assigns as lenders under the Senior Credit Agreement.

                "STATED TERMINATION DATE" means September 17, 2008.

                "TERM LOAN" means individually, each of the Existing Term Loan and the New Term Loan, as the context may require, and "TERM LOANS" means, collectively, the Existing Term Loan and the New Term Loan.

        C. SECTION 2.1 of the Original Credit Agreement is deleted and replaced with the following new SECTION 2.1 to read in its entirety as follows:

                2.1     TERM LOANS; PAYMENT OF PRINCIPAL.

                        (a) As of the Fifth Amendment Effective Date and after giving effect to the transactions to be consummated on the Fifth Amendment Effective Date, the aggregate outstanding principal amount of the Existing Term Loan is $4,293,217.14. On the Fifth

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Amendment Effective Date, Lender hereby agrees to make the New Term Loan to the
Borrowers in the aggregate principal amount of $5,706,782.86.

                        (b) The entire principal amount of the Term Loans shall be due and payable on the Stated Termination Date.

        D. SECTION 2.2 of the Original Credit Agreement is hereby amended by deleting subparagraph (c) of said Section in its entirety.

        E. SECTION 2.4 of the Original Credit Agreement is hereby deleted and replaced with the following new SECTION 2.4 to read in its entirety as follows the following:

                2.4 NOTES. On the Fifth Amendment Effective Date, the Borrowers will issue to the Lender the New Term Note evidencing the Term Loan, substantially in the form of EXHIBIT A attached to the Fifth Amendment. The New Term Note shall supercede and replace in its entirety that certain Tranche B Promissory Note dated February 12, 2004 in the original principal amount of $4,293,217.14 previously issued by the Borrowers to Harbourside.

        F. SECTION 2.7 of the Original Credit Agreement is hereby deleted and replaced with the following new SECTION 2.7 to read in its entirety as follows the following:

                2.7     [Reserved]

        G. SECTION 2.8 of the Original Credit Agreement is hereby deleted and replaced with the following new SECTION 2.8 to read in its entirety as follows the following:

                2.8 USE OF PROCEEDS. The proceeds of the New Term Loan shall be used by the Borrowers together with the proceeds of the Senior Facility advanced on the Fifth Amendment Effective Date, to pay off all of the outstanding indebtedness of Borrowers and their Subsidiaries owing to CIT Group as lender and to William G. Miller as a participant in a portion of the outstanding loans advanced to the Borrowers and certain of their Subsidiaries, under the CIT Credit Agreement.

        H. SECTION 2.9 of the Original Credit Agreement is hereby deleted and replaced with the following new SECTION 2.9 to read in its entirety as follows the following:

                2.9     [Reserved]

        I. Article VI (Representations and Warranties), Article VII (Affirmative Covenants), Article VIII (Negative Covenants) and Article IX (Events of Default) are hereby amended such that each reference to "Subsidiary" appearing in said Articles shall be deleted and replaced with the term "Continuing Subsidiary".

        J. Schedule 6.4 (Subsidiaries), Schedule 6.6 (Existing\ Indebtedness), Schedule 6.7 (Title to Properties), Schedule 6.10 (Litigation) and Schedule 6.19 (Employment Matters) are hereby amended and restated in their entirety as set forth on Annex I attached hereto.

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        K.      SECTION 7.22 of the Original Credit Agreement is hereby amended by deleting subparagraph (b) of said Section in its entirety and by amending subparagraph (a)(i) as follows:

                (i) Mortgages, Deeds of Trust or other similar documentation necessary to grant to the Agent for the benefit of the Agent and the Lenders a Lien on the real property owned by each Borrower and each Guarantor (collectively, the "Mortgages") (subject only to Permitted Liens); PROVIDED, HOWEVER, that (a) a Lien on such real property is also granted in favor of the Senior Lender and
                (b) such Lien in favor of the Agent is junior in priority to any Lien granted in favor of the Senior Lender in accordance with and pursuant to the Intercreditor Agreement;

        L. SECTION 8.1 of the Original Credit Agreement is hereby deleted in its entirety. Borrowers hereby agree that they will comply with each of the financial covenants set forth in Section 9.1 of the Senior Credit Agreement (as amended, modified, restated or supplemented from time to time) and each such financial covenants (and any defined terms used therein) shall be incorporated by reference in this Section 8.1 as if fully set forth herein. Borrowers further agree that any failure to so comply with such financial covenants shall constitute an immediate Event of Default hereunder.

        M. SECTION 8.4 of the Original Credit Agreement is hereby amended by deleting subparagraphs (h), (i) and (j) thereof and replacing said subparagraphs with a new subparagraphs to read in its entirety as follows:

                (h) inventory repurchase obligations incurred with respect to floor plan financing for Independent Distributors;

                (i) partial recourse obligations of Miller incurred with respect to floor plan financing for Independent Distributors;

                (j) Indebtedness in favor of the Senior Lender under the Senior Facility;

        N. SECTION 8.3 of the Original Credit Agreement is hereby amended by adding the following new paragraph at the end thereof:

                In addition to, but not in duplication of, of the foregoing, Borrowers and their Continuing Subsidiaries shall be permitted to incur, create or permit to exist any Liens constituting "Permitted Liens" under and as defined in the Senior Credit Agreement (as amended, modified, restated or supplemented from time to time).

        O. SECTION 8.4 of the Original Credit Agreement is hereby further amended by adding the following new paragraph at the end thereof:

                In addition to, but not in duplication of, of the foregoing, Borrowers and their Continuing Subsidiaries shall be permitted to incur any other Indebtedness to the extent permitted under Section 9.3 of the Senior Credit Agreement (as amended, modified, restated or supplemented from time to time).

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        P.      SECTION 8.6 of the Original Credit Agreement is hereby further amended by adding the following new paragraph at the end thereof:

                In addition to, but not in duplication of, of the foregoing, Borrowers and their Continuing Subsidiaries shall be permitted to make investments to the extent permitted under Section 9.4 of the Senior Credit Agreement (as amended, modified, restated or supplemented from time to time).

        Q. SECTION 8.19 of the Original Credit Agreement is hereby further amended by deleting said Section and replacing it with the following new SECTION
8.19 to read in its entirety as follows:

                8.19 MODIFICATION OF SENIOR FACILITY. Enter into any agreement, amendment, increase, extension, renewal, waiver, or other modification (a "Change") with respect to the Senior Facility (including but not limited to the Senior Credit Agreement and the other documents related thereto) without the prior written consent of the Agent and the Lenders if such Change has the effect of:

                (i) increasing the Consolidated Fixed Charge Coverage Ratio (as defined in the Senior Credit Agreement) required to be maintained by Miller under the terms of the Senior Credit Agreement in order to satisfy the requirements under the definition of "Permitted Payments" in the Intercreditor Agreement; or

                (iii) otherwise specifically prohibiting the payment or prepayment of any amount of principal to the Lenders hereunder, which payment would otherwise be permitted under the terms hereof (as in effect on the Fifth Amendment Effective Date) or under the Intercreditor Agreement.

        R. Article IX (Events of Default) is hereby further amended such that each reference to "$250,000" appearing in said Article shall be deleted and replaced with "$1,500,000".

        S. The Agreement and each of the other Loan Documents are further amended such that each reference appearing therein to "Senior Agent" or "Senior Agents" shall be deemed to refer to "Senior Lender".

        3.      CONTINUING EFFECT OF LOAN DOCUMENTS.

                (a) Each Guarantor hereby (i) consents and agrees to the amendments to the Original Credit Agreement and other Loan Documents set forth herein and (ii) confirms its joint and several guarantee of payment of all the Guarantors' Obligations pursuant to the Guaranty.

                (b) Each of the Borrowers and Guarantors hereby acknowledge and agree that each of the Security Instruments (i) remains in full force and effect and is hereby reaffirmed, (ii) continues to secure all of the Obligations of the Borrowers and the Guarantors' Obligations pursuant to the Guaranty, as applicable, and (iii) notwithstanding anything to the contrary in any Security Instrument, shall remain in effect until the Facility Termination Date.

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        4.      REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby certifies that after giving effect to this Amendment:

                (a) The Borrowers and each Subsidiary have the power and authority to execute and perform this Amendment and have taken all action required for the lawful execution, delivery and performance thereof; and

                (b) No event has occurred and no condition exists which has not been waived which, upon the consummation of the transaction contemplated hereby, will constitute a Default or an Event of Default on the part of the Borrowers under the Original Credit Agreement (as amended hereby) or any other Loan Document (as amended hereby) either immediately or with the lapse of time or the giving of notice, or both.

        5. CONDITIONS TO EFFECTIVENESS. This Amendment shall not be effective until the following condition shall have been satisfied:

                (a) this Amendment shall have been duly executed and delivered by the Borrowers, the Agent and the Lender;

                (b) the Confirmation of Guaranty in the form attached hereto shall have been duly executed and delivered by each of the Guarantors;

                (c) Borrowers shall have duly executed and delivered to Lender the New Term Note in the form of EXHIBIT A attached hereto;

                (d) Lender shall have received an opinion of counsel to Borrowers in form and scope reasonably satisfactory to Lender as to the due execution, due authorization and enforceability of this Amendment by Borrowers; and

        Upon the satisfaction of the condition set forth in this SECTION 5, the Amendment Agreement shall be effective as of the date hereof.

        6. ENTIRE AGREEMENT. This Amendment sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated herein, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except as provided in the Original Credit Agreement as amended hereby.

        7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Original Credit Agreement and the other Loan Documents, each as amended hereby, are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

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        8.      COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

        9. GOVERNING LAW. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of Georgia.

        10. ENFORCEABILITY. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

        11. NO NOVATION. This Amendment is given as an amendment and modification of, and not as a payment of, the Obligations of the Borrowers under the Original Credit Agreement and is not intended to constitute a novation of the Original Credit Agreement. All of the indebtedness, liabilities and obligations owing by the Borrowers under the Original Credit Agreement (as amended hereby) and the Guarantor's obligations under the Guaranties, as applicable, shall continue to be secured by the "Collateral" as defined in the Original Credit Agreement (as amended hereby) and the Borrowers and the Guarantors acknowledge and agree that the "Collateral" as defined in the Original Credit Agreement (as amended hereby) shall continue to constitute "Collateral" hereunder and remains subject to a security interest in favor of the Agent for the benefit of itself and the Lenders and to secure such Obligations and Guarantors' Obligations.

        12. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of each of the Borrowers, the Lenders and the Agent and their respective successors, assigns and legal representatives; PROVIDED, however, that the Borrowers, without the prior consent of the Agent, may not assign any rights, powers, duties or obligations hereunder.

      [REMAINDER OF PAGE INTENTIONALLY BLANK; NEXT PAGE IS SIGNATURE PAGE]






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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to Amended and Restated Credit Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                       BORROWERS:

                                       MILLER INDUSTRIES, INC.


                                       By: /s/ J. Vincent Mish
                                          --------------------------------------
                                       Name: J. Vincent Mish
                                            ------------------------------------
                                       Title: Chief Financial Officer
                                             -----------------------------------

                                       MILLER INDUSTRIES TOWING EQUIPMENT INC.


                                       By: /s/ J. Vincent Mish
                                          --------------------------------------
                                       Name: J. Vincent Mish
                                            ------------------------------------
                                       Title: Chief Financial Officer
                                             -----------------------------------


                                       AGENT AND LENDER:

                                       WILLIAM G. MILLER, INDIVIDUALLY, AS AGENT
                                       AND SOLE LENDER


                                        /s/ William G. Miller
                                       -----------------------------------------


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